Notes Payable	12 Months Ended
Mar. 31, 2014
Debt Disclosure [Abstract]
Notes Payable

7. NOTES PAYABLE

At March 31, 2014 and 2013, notes payable consisted of the following:

	March 31, 2014	March 31, 2013

Notes payable to acquire certain intangible asset, with a maturity date at the board of directors’ discretion and accrues no interest, unsecured	$-	$320,000
Notes payable to shareholders, unsecured, payable at a maturity date at the board of directors’ discretion, and accrues interest at 7.5% annually (“7.5% Angel Notes”)	-	1,793,085
Notes payable to shareholders, unsecured, payable at a maturity date at the board of directors’ discretion, and accrues interest at 15% annually (“15% Angel Notes”)	-	1,348,133
Notes payables to shareholders, unsecured, payable on August 31, 2014, and accrues interest at 8% annually, net of unamortized debt discount of $18,397	46,603	-

Total notes payable	$46,603	$3,461,218

On September 25, 2013, the Company issued 17,819,004 shares to settle the entire 7.5% Angel Notes, 15% Angel Notes and the $320,000 notes payable issued to acquire intangible asset. The 17,819,004 shares were valued at their fair value of $11,225,973 and the Company recorded a $7,764,755 loss on settlement of debt.

On September 4, 2013, the Company issued $65,000 promissory notes with warrants to purchase 260,000 shares of the Company’s common stock to third parties. The principal and interest amount are due on August 31, 2014. The notes accrue interest at 8% and are unsecured. In connection with the issuance of the notes, the Company issued. The Company recorded initial debt discount of $44,155 related to the warrants based on the related fair value of these warrants.